UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ____________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 15, 2004

                          Commission File No. 0-32733

                               Terra Trema, Inc.
                           --------------------------
                 (Name of Small Business Issuer in its Charter)

          Nevada                                      88-0492268
         --------                                    -------------
State or other jurisdiction of           I.R.S. Employer Identification Number
incorporation or organization

          2102 BUSINESS CENTER DR., SUITE 130, IRVINE, CALIFORNIA 92612
            -----------------------------------------------------------
                     (Address of principal executive office)

                   Issuer's telephone number: (949) 253-4675
                                              --------------



ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On August 5, 2004, the registrant terminated the client-auditor relationship between Haskell & White, LLP ("Haskell") and the registrant.

  Haskell's reports on the registrant's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Haskell's reports on the registrant's Forms 10-QSB for the year 2001 and Form 10-KSB for the year ended December 31, 2001 raised substantial doubt about its ability to continue as a going concern.

    The decision to change accountants was recommended by the registrant's Board of Directors.

    During the two most recent fiscal years and any subsequent interim period through August 5, 2004 there have not been any disagreements between the registrant and Haskell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simpson, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

  Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

    On August 5, 2004 the registrant engaged Mendoza Berger & Company, LLP., certified public accountants, ("Mendoza Berger") as the registrant's independent accountants to report on the registrant's balance sheet as of December 31, 2003 and 2002, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Mendoza Berger was approved by the registrant's Board of Directors.

    During the registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Mendoza Berger, neither the registrant nor anyone on the registrant's behalf consulted with Mendoza Berger regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

    The registrant has provided the former accountants with a copy of this report before its filing with the Commission. The registrant has requested the former accountants to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this report and, if not, stating the respects in which they do not agree. The registrant has filed the former accountants' letter as an exhibit to this report.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.
             --------

     The following exhibit is filed herewith:


EXHIBIT NO.    IDENTIFICATION OF EXHIBIT
-----------    -------------------------

    16 Letter from Haskell & White, LLP P.A., stating whether they agree with the statements made by the registrant in this report.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2004


                    TERRA TREMA, INC.



                            By /s/ Gerry Martin
                               -----------------------------------------------
                               Gerry Martin, Chief Executive Officer



                                                             Exhibit 16
Haskell & White, LLP


                                 August 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Terra Trema, Inc.
Commission File No. 0-32733

Ladies and Gentlemen:

We have read the statements made by Terra Trema, Inc., which we understand were filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated August 15, 2004. We agree with the statements concerning our Firm in such Form 8-K.

Signed by,

/s/  Haskell & White, LLP
-------------------------------------
Haskell & White, LLP